Exhibit 99.2

Brighthouse Financial, Inc.
Financial Supplement

Third Quarter 2021

Table of Contents	Financial Results
	1	Key Metrics
	2	GAAP Statements of Operations
	3	GAAP Balance Sheets

Earnings and Select Metrics from Business Segments and Corporate & Other
	5	Statements of Adjusted Earnings by Segment and Corporate & Other
	7	Annuities — Statements of Adjusted Earnings
	8	Annuities — Select Operating Metrics
	10	Life — Statements of Adjusted Earnings
	11	Life — Select Operating Metrics
	13	Run-off — Statements of Adjusted Earnings
	14	Run-off — Select Operating Metrics
	15	Corporate & Other — Statements of Adjusted Earnings

Other Information
	17	DAC and VOBA and Net Derivative Gains (Losses)
	18	Notable Items
	19	Variable Annuity Separate Account Returns and Allocations
	20	Summary of Investments
	21	Statutory Statement of Operations Information
	22	Statutory Balance Sheet and Surplus Information

Appendix
	A-1	Note Regarding Forward-Looking Statements
	A-2	Non-GAAP and Other Financial Disclosures
	A-6	Acronyms
A-7
Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share and Adjusted Earnings, Less Notable Items per Common Share

	A-8	Reconciliation of Return on Common Equity to Adjusted Return on Common Equity
	A-9	Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses
	A-10	Investment Reconciliation Details

Note: See the Appendix for non-GAAP financial information, definitions and reconciliations. Financial information, unless otherwise noted, is rounded to millions. Some financial information, therefore, may not sum to the corresponding total.

As used in this financial supplement, “Brighthouse Financial,” “Brighthouse,” the “Company,” “we,” “our” and “us” refer to Brighthouse Financial, Inc.

Financial Results

Financial Supplement	1

Key Metrics (Unaudited, dollars in millions except per share amounts)

	As of or For the Three Months Ended
Financial Results and Metrics (1)	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Net income (loss) available to shareholders	$361	$10	$(610)	$(1,045)	$(3,012)
Adjusted earnings	$450	$435	$385	$189	$(689)
Adjusted earnings, less notable items (2)	$514	$458	$428	$272	$388
Total corporate expenses (3)	$222	$218	$203	$236	$204
Combined total adjusted capital (4)	$9,700	$9,432	$9,421	$8,617	$8,432
Combined risk-based capital ratio (4), (5)	520%-540%	480%-500%	500%-520%	487%	525%-545%

Stockholders' Equity
Brighthouse Financial, Inc.’s stockholders’ equity	$16,031	$16,115	$15,017	$18,023	$18,266
Less: Preferred stock, net	1,360	1,360	1,360	1,360	802
Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI	$14,671	$14,755	$13,657	$16,663	$17,464
Less: AOCI	4,290	4,596	3,389	5,716	5,381
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$10,381	$10,159	$10,268	$10,947	$12,083

Return on Common Equity (1)
Return on common equity	(8.3)%	(28.2)%	(37.9)%	(6.1)%	(6.3)%
Return on common equity, excluding AOCI	(11.9)%	(39.7)%	(50.7)%	(8.1)%	(8.0)%
Adjusted return on common equity	13.5%	2.7%	(0.8)%	(2.0)%	(1.3)%

Earnings Per Common Share, Diluted (1), (6)
Net income (loss) available to shareholders per common share	$4.34	$0.11	$(6.96)	$(11.69)	$(32.49)
Adjusted earnings per common share	$5.41	$5.05	$4.36	$2.10	$(7.43)
Adjusted earnings, less notable items per common share	$6.17	$5.32	$4.86	$3.03	$4.19
Weighted average common shares outstanding	83,244,987	86,065,150	88,124,035	89,890,162	92,693,188

Book Value Per Common Share
Book value per common share (1)	$181.23	$175.19	$157.26	$188.90	$191.58
Book value per common share, excluding AOCI (1)	$128.24	$120.62	$118.24	$124.10	$132.55
Ending common shares outstanding	80,952,682	84,223,669	86,841,260	88,211,618	91,158,927

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(2) See additional information regarding notable items on page 18.
(3) Includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.
(4) Reflects preliminary statutory results as of or for the three months ended September 30, 2021. See additional information on page 22.
(5) The RBC ratio is reported as a preliminary range on the quarters.
(6) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or adjusted earnings per common share as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	2

GAAP Statements of Operations (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
Revenues	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	September 30, 2021	September 30, 2020
Premiums	$193	$162	$184	$191	$184	$539	$575
Universal life and investment-type product policy fees	881	919	930	868	882	2,730	2,595
Net investment income	1,281	1,212	1,187	1,037	996	3,680	2,564
Other revenues	117	101	127	119	99	345	294
Revenues before NIGL and NDGL	2,472	2,394	2,428	2,215	2,161	7,294	6,028
Net investment gains (losses)	(16)	(34)	14	326	5	(36)	(48)
Net derivative gains (losses)	56	(684)	(1,504)	(2,410)	(1,857)	(2,132)	2,392
Total revenues	$2,512	$1,676	$938	$131	$309	$5,126	$8,372

Expenses
Interest credited to policyholder account balances	$413	$287	$297	$276	$281	$997	$816
Policyholder benefits and claims	1,112	752	756	638	3,047	2,620	5,073
Amortization of DAC and VOBA	(82)	8	91	(156)	244	17	922
Interest expense on debt	41	40	41	45	47	122	139
Other expenses	538	568	521	634	533	1,627	1,535
Total expenses	2,022	1,655	1,706	1,437	4,152	5,383	8,485
Income (loss) before provision for income tax	490	21	(768)	(1,306)	(3,843)	(257)	(113)
Provision for income tax expense (benefit)	105	(10)	(185)	(275)	(850)	(90)	(88)
Net income (loss)	385	31	(583)	(1,031)	(2,993)	(167)	(25)
Less: Net income (loss) attributable to noncontrolling interests	2	—	2	1	2	4	4
Net income (loss) attributable to Brighthouse Financial, Inc.	383	31	(585)	(1,032)	(2,995)	(171)	(29)
Less: Preferred stock dividends	22	21	25	13	17	68	31
Net income (loss) available to Brighthouse Financial, Inc.’s common shareholders	$361	$10	$(610)	$(1,045)	$(3,012)	$(239)	$(60)

Financial Supplement	3

GAAP Balance Sheets (Unaudited, in millions)

	As of
ASSETS	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Investments:
Fixed maturity securities available-for-sale	$87,074	$84,785	$78,971	$82,495	$79,338
Equity securities	90	91	106	138	117
Mortgage loans	18,267	16,732	15,690	15,808	15,746
Policy loans	1,264	1,255	1,245	1,291	1,289
Limited partnerships and limited liability companies	3,959	3,546	3,219	2,810	2,562
Short-term investments	1,892	1,293	1,673	3,242	4,239
Other invested assets	2,774	2,863	2,267	3,747	5,038
Total investments	115,320	110,565	103,171	109,531	108,329
Cash and cash equivalents	4,108	4,882	4,025	4,108	6,189
Accrued investment income	764	827	734	676	781
Reinsurance recoverables	15,339	15,290	15,257	15,338	15,052
Premiums and other receivables	959	837	872	820	1,035
DAC and VOBA	5,356	5,122	5,148	4,911	4,664
Other assets	484	494	506	516	447
Separate account assets	112,361	115,839	112,224	111,969	103,184
Total assets	$254,691	$253,856	$241,937	$247,869	$239,681
LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$43,795	$43,427	$42,426	$44,448	$44,537
Policyholder account balances	63,748	60,300	55,152	54,508	52,798
Other policy-related balances	3,406	3,356	3,355	3,411	3,088
Payables for collateral under securities loaned and other transactions	5,639	5,143	4,281	5,252	6,989
Long-term debt	3,436	3,436	3,435	3,436	3,979
Current income tax payable	148	150	152	126	72
Deferred income tax liability	1,120	1,109	812	1,620	1,816
Other liabilities	4,942	4,916	5,018	5,011	4,887
Separate account liabilities	112,361	115,839	112,224	111,969	103,184
Total liabilities	238,595	237,676	226,855	229,781	221,350
Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	1	1	1	1	1
Additional paid-in capital	13,830	13,842	13,858	13,878	13,314
Retained earnings (deficit)	(705)	(1,088)	(1,119)	(534)	511
Treasury stock	(1,385)	(1,236)	(1,112)	(1,038)	(941)
Accumulated other comprehensive income (loss)	4,290	4,596	3,389	5,716	5,381
Total Brighthouse Financial, Inc.’s stockholders’ equity	16,031	16,115	15,017	18,023	18,266
Noncontrolling interests	65	65	65	65	65
Total equity	16,096	16,180	15,082	18,088	18,331
Total liabilities and equity	$254,691	$253,856	$241,937	$247,869	$239,681

Earnings and Select
Metrics from
Business Segments and Corporate & Other

Financial Supplement	5

Statements of Adjusted Earnings by Segment and Corporate & Other (Unaudited, in millions)

	For the Three Months Ended September 30, 2021
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$49	$122	$3	$19	$193
Universal life and investment-type product policy fees	631	32	156	—	819
Net investment income	567	183	505	32	1,287
Other revenues	104	8	6	—	118
Total adjusted revenues	$1,351	$345	$670	$51	$2,417

Adjusted expenses
Interest credited to policyholder account balances	$302	$25	$77	$8	$412
Policyholder benefits and claims	267	179	506	19	971
Amortization of DAC and VOBA	(114)	(34)	—	2	(146)
Interest expense on debt	—	—	—	41	41
Other operating costs	415	34	45	44	538
Total adjusted expenses	870	204	628	114	1,816
Adjusted earnings before provision for income tax	481	141	42	(63)	601
Provision for income tax expense (benefit)	96	31	4	(4)	127
Adjusted earnings after provision for income tax	385	110	38	(59)	474
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	24	24
Adjusted earnings	$385	$110	$38	$(83)	$450

	For the Three Months Ended September 30, 2020
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$34	$129	$—	$21	$184
Universal life and investment-type product policy fees	569	83	163	—	815
Net investment income	469	131	383	18	1,001
Other revenues	85	7	7	—	99
Total adjusted revenues	$1,157	$350	$553	$39	$2,099

Adjusted expenses
Interest credited to policyholder account balances	$169	$27	$82	$1	$279
Policyholder benefits and claims	9	132	1,870	10	2,021
Amortization of DAC and VOBA	127	50	—	(19)	158
Interest expense on debt	—	—	—	47	47
Other operating costs	373	47	44	32	496
Total adjusted expenses	678	256	1,996	71	3,001
Adjusted earnings before provision for income tax	479	94	(1,443)	(32)	(902)
Provision for income tax expense (benefit)	92	18	(304)	(38)	(232)
Adjusted earnings after provision for income tax	387	76	(1,139)	6	(670)
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	19	19
Adjusted earnings	$387	$76	$(1,139)	$(13)	$(689)

Financial Supplement	6

Statements of Adjusted Earnings by Segment and Corporate & Other (Cont.) (Unaudited, in millions)

	For the Nine Months Ended September 30, 2021
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$103	$374	$3	$59	$539
Universal life and investment-type product policy fees	1,852	221	470	—	2,543
Net investment income	1,650	517	1,466	63	3,696
Other revenues	301	26	21	—	348
Total adjusted revenues	$3,906	$1,138	$1,960	$122	$7,126

Adjusted expenses
Interest credited to policyholder account balances	$669	$80	$234	$11	$994
Policyholder benefits and claims	558	633	1,324	52	2,567
Amortization of DAC and VOBA	136	21	—	8	165
Interest expense on debt	—	—	—	122	122
Other operating costs	1,231	126	135	135	1,627
Total adjusted expenses	2,594	860	1,693	328	5,475
Adjusted earnings before provision for income tax	1,312	278	267	(206)	1,651
Provision for income tax expense (benefit)	253	58	31	(33)	309
Adjusted earnings after provision for income tax	1,059	220	236	(173)	1,342
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	72	72
Adjusted earnings	$1,059	$220	$236	$(245)	$1,270

	For the Nine Months Ended September 30, 2020
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$109	$402	$—	$64	$575
Universal life and investment-type product policy fees	1,662	253	484	—	2,399
Net investment income	1,334	316	873	54	2,577
Other revenues	255	18	21	—	294
Total adjusted revenues	$3,360	$989	$1,378	$118	$5,845

Adjusted expenses
Interest credited to policyholder account balances	$486	$79	$247	$2	$814
Policyholder benefits and claims	377	517	2,673	41	3,608
Amortization of DAC and VOBA	322	104	—	(12)	414
Interest expense on debt	—	—	—	139	139
Other operating costs	1,102	122	137	137	1,498
Total adjusted expenses	2,287	822	3,057	307	6,473
Adjusted earnings before provision for income tax	1,073	167	(1,679)	(189)	(628)
Provision for income tax expense (benefit)	199	32	(355)	(72)	(196)
Adjusted earnings after provision for income tax	874	135	(1,324)	(117)	(432)
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	35	35
Adjusted earnings	$874	$135	$(1,324)	$(152)	$(467)

Financial Supplement	7

Annuities — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
Adjusted revenues	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	September 30, 2021	September 30, 2020
Premiums	$49	$18	$36	$38	$34	$103	$109
Universal life and investment-type product policy fees	631	618	603	588	569	1,852	1,662
Net investment income	567	533	550	486	469	1,650	1,334
Other revenues	104	88	109	91	85	301	255
Total adjusted revenues	$1,351	$1,257	$1,298	$1,203	$1,157	$3,906	$3,360

Adjusted expenses
Interest credited to policyholder account balances	$302	$182	$185	$165	$169	$669	$486
Policyholder benefits and claims	267	118	173	153	9	558	377
Amortization of DAC and VOBA	(114)	123	127	118	127	136	322
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	415	417	399	407	373	1,231	1,102
Total adjusted expenses	870	840	884	843	678	2,594	2,287
Adjusted earnings before provision for income tax	481	417	414	360	479	1,312	1,073
Provision for income tax expense (benefit)	96	79	78	67	92	253	199
Adjusted earnings	$385	$338	$336	$293	$387	$1,059	$874

Financial Supplement	8

Annuities — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
VARIABLE AND SHIELD LEVEL ANNUITIES ACCOUNT VALUE (1)	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Account value, beginning of period	$130,017	$125,527	$124,227	$115,111	$110,993
Deposits	2,201	2,173	1,972	1,838	1,428
Withdrawals, surrenders and contract benefits	(2,776)	(2,874)	(2,748)	(2,593)	(1,958)
Net flows (2)	(575)	(701)	(776)	(755)	(530)
Investment performance (3)	(426)	6,026	2,869	10,663	5,404
Policy charges and other	(754)	(835)	(793)	(792)	(756)
Account value, end of period	$128,262	$130,017	$125,527	$124,227	$115,111

FIXED ANNUITIES ACCOUNT VALUE (4)
Account value, beginning of period	$15,456	$15,404	$15,358	$14,443	$13,660
Deposits	222	197	231	1,159	946
Withdrawals, surrenders and contract benefits	(234)	(231)	(279)	(332)	(242)
Net flows (2)	(12)	(34)	(48)	827	704
Interest credited	99	98	107	89	98
Other	(7)	(12)	(13)	(1)	(19)
Account value, end of period	$15,536	$15,456	$15,404	$15,358	$14,443

INCOME ANNUITIES (1)
Income annuity insurance liabilities	$4,642	$4,665	$4,624	$4,817	$4,798

(1) Includes general account and separate account.
(2) Deposits and withdrawals include policy exchanges.
(3) Includes imputed interest on indexed annuities and the interest credited on the general account investment option of variable products.
(4) Includes fixed index annuities.

Financial Supplement	9

Annuities — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
VARIABLE AND SHIELD LEVEL ANNUITY SALES	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	September 30, 2021	September 30, 2020
Shield Level Annuities (1)	$1,634	$1,593	$1,423	$1,359	$934	$4,650	$2,979
GMWB/GMAB	396	393	366	332	350	1,155	949
GMDB only	97	100	95	81	87	292	256
GMIB	17	18	23	23	19	58	60
Total variable and Shield Level annuity sales	$2,144	$2,104	$1,907	$1,795	$1,390	$6,155	$4,244

FIXED AND INCOME ANNUITY SALES
Fixed index annuities (2)	$198	$173	$182	$253	$234	$553	$751
Fixed deferred annuities	19	22	42	902	709	83	1,139
Single premium immediate annuities	—	—	1	—	1	1	6
Other fixed and income annuities	1	—	—	1	1	1	2
Total fixed and income annuity sales	$218	$195	$225	$1,156	$945	$638	$1,898

(1) Shield Level Annuities refers to our suite of structured annuities consisting of products marketed under various names.
(2) Represents 100% of gross sales on directly written business and the proportion of assumed gross sales under reinsurance agreements.

Financial Supplement	10

Life — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
Adjusted revenues	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	September 30, 2021	September 30, 2020
Premiums	$122	$125	$127	$131	$129	$374	$402
Universal life and investment-type product policy fees	32	83	106	62	83	221	253
Net investment income	183	168	166	144	131	517	316
Other revenues	8	7	11	8	7	26	18
Total adjusted revenues	$345	$383	$410	$345	$350	$1,138	$989

Adjusted expenses
Interest credited to policyholder account balances	$25	$24	$31	$27	$27	$80	$79
Policyholder benefits and claims	179	216	238	246	132	633	517
Amortization of DAC and VOBA	(34)	10	45	3	50	21	104
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	34	48	44	54	47	126	122
Total adjusted expenses	204	298	358	330	256	860	822
Adjusted earnings before provision for income tax	141	85	52	15	94	278	167
Provision for income tax expense (benefit)	31	17	10	2	18	58	32
Adjusted earnings	$110	$68	$42	$13	$76	$220	$135

Financial Supplement	11

Life — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
LIFE ACCOUNT VALUE: GENERAL ACCOUNT	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Universal and variable universal life account value, beginning of period	$2,667	$2,670	$2,674	$2,670	$2,674
Premiums and deposits (1)	75	78	74	69	65
Surrenders and contract benefits	(40)	(39)	(46)	(43)	(38)
Net flows	35	39	28	26	27
Net transfers from (to) separate account	28	9	8	25	16
Interest credited	26	25	28	26	26
Policy charges and other	(76)	(76)	(68)	(73)	(73)
Universal and variable universal life account value, end of period	$2,680	$2,667	$2,670	$2,674	$2,670

LIFE ACCOUNT VALUE: SEPARATE ACCOUNT
Variable universal life account value, beginning of period	$6,721	$6,373	$6,230	$5,582	$5,261
Premiums and deposits	46	47	49	50	50
Surrenders and contract benefits	(52)	(64)	(81)	(54)	(49)
Net flows	(6)	(17)	(32)	(4)	1
Investment performance	(31)	423	237	733	390
Net transfers from (to) general account	(28)	(9)	(8)	(25)	(16)
Policy charges and other	(58)	(49)	(54)	(56)	(54)
Variable universal life account value, end of period	$6,598	$6,721	$6,373	$6,230	$5,582

(1) Includes premiums and sales directed to the general account investment option of variable products.

Financial Supplement	12

Life — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
LIFE SALES	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	September 30, 2021	September 30, 2020
Total life sales	$27	$26	$23	$15	$13	$76	$41

	As of
LIFE INSURANCE IN-FORCE	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Whole Life
Life Insurance in-force, before reinsurance	$19,028	$19,223	$19,390	$19,585	$19,762
Life Insurance in-force, net of reinsurance	$3,239	$3,265	$3,332	$3,313	$3,371

Term Life
Life Insurance in-force, before reinsurance	$379,193	$382,200	$385,396	$388,298	$391,583
Life Insurance in-force, net of reinsurance	$298,363	$299,414	$300,658	$301,731	$303,232

Universal and Variable Universal Life
Life Insurance in-force, before reinsurance	$49,575	$50,147	$50,397	$50,922	$52,377
Life Insurance in-force, net of reinsurance	$37,314	$37,611	$37,641	$38,490	$39,258

Financial Supplement	13

Run-off — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
Adjusted revenues	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	September 30, 2021	September 30, 2020
Premiums	$3	$—	$—	$2	$—	$3	$—
Universal life and investment-type product policy fees	156	155	159	155	163	470	484
Net investment income	505	499	462	396	383	1,466	873
Other revenues	6	8	7	7	7	21	21
Total adjusted revenues	$670	$662	$628	$560	$553	$1,960	$1,378

Adjusted expenses
Interest credited to policyholder account balances	$77	$77	$80	$82	$82	$234	$247
Policyholder benefits and claims	506	399	419	405	1,870	1,324	2,673
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	45	46	44	49	44	135	137
Total adjusted expenses	628	522	543	536	1,996	1,693	3,057
Adjusted earnings before provision for income tax	42	140	85	24	(1,443)	267	(1,679)
Provision for income tax expense (benefit)	4	18	9	(1)	(304)	31	(355)
Adjusted earnings	$38	$122	$76	$25	$(1,139)	$236	$(1,324)

Financial Supplement	14

Run-off — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
UNIVERSAL LIFE WITH SECONDARY GUARANTEES ACCOUNT VALUE	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Account value, beginning of period	$5,683	$5,740	$5,823	$5,865	$5,930
Premiums and deposits (1)	167	174	175	181	176
Surrenders and contract benefits	(20)	(27)	(49)	(23)	(40)
Net flows	147	147	126	158	136
Interest credited	48	50	49	51	51
Policy charges and other	(249)	(254)	(258)	(251)	(252)
Account value, end of period	$5,629	$5,683	$5,740	$5,823	$5,865

	As of
LIFE INSURANCE IN-FORCE	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Universal Life with Secondary Guarantees
Life Insurance in-force, before reinsurance	$75,020	$75,487	$76,050	$76,745	$76,342
Life Insurance in-force, net of reinsurance	$37,000	$37,133	$36,690	$37,044	$36,842

(1) Includes premiums and sales directed to the general account investment option of variable products.

Financial Supplement	15

Corporate & Other — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
Adjusted revenues	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	September 30, 2021	September 30, 2020
Premiums	$19	$19	$21	$20	$21	$59	$64
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	32	17	14	16	18	63	54
Other revenues	—	—	—	2	—	—	—
Total adjusted revenues	$51	$36	$35	$38	$39	$122	$118

Adjusted expenses
Interest credited to policyholder account balances	$8	$3	$—	$1	$1	$11	$2
Policyholder benefits and claims	19	15	18	16	10	52	41
Amortization of DAC and VOBA	2	3	3	3	(19)	8	(12)
Interest expense on debt	41	40	41	45	47	122	139
Other operating costs	44	57	34	116	32	135	137
Total adjusted expenses	114	118	96	181	71	328	307
Adjusted earnings before provision for income tax	(63)	(82)	(61)	(143)	(32)	(206)	(189)
Provision for income tax expense (benefit)	(4)	(10)	(19)	(15)	(38)	(33)	(72)
Adjusted earnings after provision for income tax	(59)	(72)	(42)	(128)	6	(173)	(117)
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	24	21	27	14	19	72	35
Adjusted earnings	$(83)	$(93)	$(69)	$(142)	$(13)	$(245)	$(152)

Other
Information

Financial Supplement	17

DAC and VOBA and Net Derivative Gains (Losses) (Unaudited, in millions)

	For the Three Months Ended
DAC AND VOBA ROLLFORWARD	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Balance, beginning of period	$5,122	$5,148	$4,911	$4,664	$4,856
Capitalization	126	120	114	128	90
Amortization:
Included in adjusted earnings, excluding notable items	(127)	(136)	(155)	(124)	(121)
Related to notable items, included in adjusted expenses	273	—	(20)	—	(37)
Related to items not included in adjusted expenses	(64)	128	84	280	(86)
Total amortization	82	(8)	(91)	156	(244)
Unrealized investment gains (losses)	26	(138)	214	(37)	(38)
Balance, end of period	$5,356	$5,122	$5,148	$4,911	$4,664
	As of
DAC AND VOBA BY SEGMENT AND CORPORATE & OTHER	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Annuities	$4,308	$4,103	$4,117	$3,829	$3,574
Life	946	914	923	971	976
Run-off	4	4	5	5	5
Corporate & Other	98	101	103	106	109
Total DAC and VOBA	$5,356	$5,122	$5,148	$4,911	$4,664

	For the Three Months Ended
NET DERIVATIVE GAINS (LOSSES)	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Net derivative gains (losses):
Variable annuity hedges and embedded derivatives, net	$(59)	$(1,132)	$(553)	$(2,092)	$(1,688)
ULSG hedges	19	403	(958)	(291)	(97)
Other hedges and embedded derivatives	90	40	2	(32)	(77)
Subtotal	50	(689)	(1,509)	(2,415)	(1,862)
Investment hedge adjustments	6	5	5	5	5
Total net derivative gains (losses)	$56	$(684)	$(1,504)	$(2,410)	$(1,857)

Financial Supplement	18

Notable Items (Unaudited, in millions)

	For the Three Months Ended
NOTABLE ITEMS IMPACTING ADJUSTED EARNINGS	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Actuarial items and other insurance adjustments	$44	$—	$29	$17	$1,062
Establishment costs	20	23	14	32	15
Debt repayment costs	—	—	—	34	—
Total notable items (1)	$64	$23	$43	$83	$1,077

NOTABLE ITEMS BY SEGMENT AND CORPORATE & OTHER
Annuities	$(42)	$—	$—	$—	$(102)
Life	(3)	—	—	17	11
Run-off	89	—	29	—	1,172
Corporate & Other	20	23	14	66	(4)
Total notable items (1)	$64	$23	$43	$83	$1,077

(1) Notable items reflect the negative (positive) after-tax impact to adjusted earnings of certain unanticipated items and events, as well as certain items and events that were anticipated, such as establishment costs. The presentation of notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Financial Supplement	19

Variable Annuity Separate Account Returns and Allocations (Unaudited)

	For the Three Months Ended
VARIABLE ANNUITY SEPARATE ACCOUNT RETURNS	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Total Quarterly VA separate account gross returns	(0.42)%	5.91%	2.93%	11.48%	6.04%

TOTAL VARIABLE ANNUITY SEPARATE ACCOUNT ALLOCATIONS
Percent allocated to equity funds	28.54%	28.62%	29.28%	27.88%	26.85%
Percent allocated to bond funds/other funds	8.67%	8.40%	8.44%	8.43%	8.82%
Percent allocated to target volatility funds	20.98%	21.14%	20.15%	21.69%	22.38%
Percent allocated to balanced funds	41.81%	41.84%	42.13%	42.00%	41.95%

Financial Supplement	20

Summary of Investments (Unaudited, dollars in millions)

	September 30, 2021		December 31, 2020
	Amount	% of Total	Amount	% of Total
Fixed maturity securities:
U.S. corporate securities	$38,683	32.39%	$37,906	33.36%
Foreign corporate securities	11,694	9.79%	11,511	10.13%
U.S. government and agency securities	9,480	7.94%	8,638	7.60%
Residential mortgage-backed securities	9,517	7.97%	8,294	7.30%
Commercial mortgage-backed securities	7,095	5.94%	6,790	5.98%
State and political subdivision securities	4,846	4.06%	4,640	4.08%
Asset-backed securities	3,907	3.27%	2,884	2.54%
Foreign government securities	1,852	1.55%	1,832	1.60%
Total fixed maturity securities	87,074	72.91%	82,495	72.59%
Equity securities	90	0.08%	138	0.12%
Mortgage loans:
Commercial mortgage loans	11,156	9.34%	9,714	8.55%
Agricultural mortgage loans	3,997	3.35%	3,538	3.11%
Residential mortgage loans	3,214	2.69%	2,650	2.33%
Allowance for credit losses	(100)	(0.08)%	(94)	(0.08)%
Total mortgage loans, net	18,267	15.30%	15,808	13.91%
Policy loans	1,264	1.06%	1,291	1.14%
Limited partnerships and limited liability companies	3,959	3.31%	2,810	2.47%
Cash, cash equivalents and short-term investments	6,000	5.02%	7,350	6.47%
Other invested assets:
Derivatives:
Interest rate	745	0.62%	2,094	1.84%
Equity market	1,485	1.24%	1,227	1.08%
Foreign currency exchange rate	327	0.28%	220	0.19%
Credit	39	0.03%	41	0.04%
Total derivatives	2,596	2.17%	3,582	3.15%
FHLB common stock	59	0.05%	39	0.04%
Other	119	0.10%	126	0.11%
Total other invested assets	2,774	2.32%	3,747	3.30%
Total investments and cash and cash equivalents	$119,428	100.00%	$113,639	100.00%

	For the Three Months Ended
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Net investment income yield (1), (2)	5.16%	5.08%	5.12%	4.56%	4.42%

(1) Yields are calculated on investment income as a percent of average quarterly asset carrying values. Investment income includes investment hedge adjustments, excludes realized gains and losses and reflects the GAAP adjustments described beginning on page A-2 of the Appendix hereto. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

(2) Investment fee and expense yields are calculated as investment fees and expenses as a percent of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

Financial Supplement	21

Statutory Statement of Operations Information (Unaudited, in millions except Normalized Statutory Earnings (Loss))

	For the Three Months Ended					For the Nine Months Ended
COMBINED REVENUES AND EXPENSES (1)	PRELIMINARY September 30, 2021 (2)	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	PRELIMINARY September 30, 2021 (2)	September 30, 2020
Total revenues (Line 9)	$3,900	$3,540	$3,551	$3,503	$2,904	$10,991	$10,065
Total benefits and expenses before dividends to policyholders (Line 28)	$4,100	$3,758	$1,824	$1,445	$1,351	$9,682	$12,995

COMBINED NET INCOME (LOSS) (1)
Gain (loss) from operations net of taxes and dividends to policyholders (Line 33)	$(200)	$(206)	$1,737	$2,187	$1,519	$1,331	$(2,969)
Net realized capital gains (losses), net of taxes and certain transfers to interest maintenance reserve (Line 34)	—	(372)	(812)	(453)	(1,253)	(1,184)	(29)
Net income (loss) (Line 35)	$(200)	$(578)	$925	$1,734	$266	$147	$(2,998)

						For the Nine Months Ended
NORMALIZED STATUTORY EARNINGS (LOSS) (3), (4)						PRELIMINARY September 30, 2021 (2)	September 30, 2020
						(In billions)
Statutory net gain (loss) from operations, pre-tax						$1.5	$(2.8)
Add: net realized capital gains (losses)						(1.4)	(0.1)
Add: change in total asset requirement at CTE95, net of the change in VA reserves						(0.4)	0.2
Add: unrealized gains (losses) on VA hedging program						0.2	2.7
Add: impact of actuarial items and other insurance adjustments						(0.2)	(0.6)
Add: other adjustments, net						0.1	0.2
Normalized statutory earnings (loss)						$(0.2)	$(0.4)

(1) Combined statutory results are for Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and New England Life Insurance Company.
(2) Reflects preliminary statutory results for the three months and nine months ended September 30, 2021.
(3) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(4) Normalized statutory earnings (loss), presented in billions, is for Brighthouse Life Insurance Company and New England Life Insurance Company.

Financial Supplement	22

Statutory Balance Sheet and Surplus Information (Unaudited, in millions)

	As of
COMBINED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS (1)	PRELIMINARY September 30, 2021 (2)	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Total assets (Line 28)	$206,100	$205,018	$197,181	$197,847	$192,215
Total liabilities (Line 28)	$197,800	$196,967	$189,012	$190,287	$184,709
Total capital and surplus (Line 38)	$8,300	$8,051	$8,169	$7,560	$7,506

COMBINED TAC AND RBC RATIO (1), (3)
Combined total adjusted capital	$9,700	$9,432	$9,421	$8,617	$8,432
Combined risk-based capital ratio (4)	520%-540%	480%-500%	500%-520%	487%	525%-545%

	As of
COMBINED ORDINARY DIVIDEND CAPACITY (1)	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Dividends paid to Holding Company	$—	$250	$—	$511	$—
Remaining ordinary dividend capacity (5)	$588	$588	$838	$816	$1,327

(1) Combined statutory results are for Brighthouse Life Insurance Company and New England Life Insurance Company.
(2) Reflects preliminary statutory results as of September 30, 2021.
(3) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(4) The RBC ratio is reported as a preliminary range on the quarters.
(5) Reflects remaining dividend amounts that may be paid at one or more points in time during the respective calendar year without prior regulatory approval.

Appendix

Financial Supplement	A-1

Note Regarding Forward-Looking Statements

This financial supplement and other oral or written statements that we make from time to time may contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve substantial risks and uncertainties. We have tried, wherever possible, to identify such statements using words such as “anticipate,” “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “guidance,” “forecast,” “preliminary,” “objective,” “continue,” “aim,” “plan,” “believe” and other words and terms of similar meaning, or that are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include, without limitation, statements relating to future actions, prospective services or products, financial projections, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, as well as trends in operating and financial results.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse Financial. These statements are based on current expectations and the current economic environment and involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others: differences between actual experience and actuarial assumptions and the effectiveness of our actuarial models; higher risk management costs and exposure to increased market risk due to guarantees within certain of our products; the effectiveness of our variable annuity exposure risk management strategy and the impact of such strategy on volatility in our profitability measures and negative effects on our statutory capital; material differences from actual outcomes compared to the sensitivities calculated under certain scenarios and sensitivities that we may utilize in connection with our variable annuity risk management strategies; the impact of interest rates on our future ULSG policyholder obligations and net income volatility; the impact of the ongoing worldwide COVID-19 pandemic; the potential material adverse effect of changes in accounting standards, practices or policies applicable to us, including changes in the accounting for long-duration contracts; loss of business and other negative impacts resulting from a downgrade or a potential downgrade in our financial strength or credit ratings; the availability of reinsurance and the ability of the counterparties to our reinsurance or indemnification arrangements to perform their obligations thereunder; heightened competition, including with respect to service, product features, scale, price, actual or perceived financial strength, claims-paying ratings, credit ratings, e-business capabilities and name recognition; our ability to market and distribute our products through distribution channels; any failure of third parties to provide services we need, any failure of the practices and procedures of such third parties and any inability to obtain information or assistance we need from third parties; the ability of our subsidiaries to pay dividends to us, and our ability to pay dividends to our shareholders and repurchase our common stock; the adverse impact on liabilities for policyholder claims as a result of extreme mortality events; the impact of adverse capital and credit market conditions, including with respect to our ability to meet liquidity needs and access capital; the impact of economic conditions in the capital markets and the U.S. and global economy, as well as geo-political or catastrophic events, on our investment portfolio, including on realized and unrealized losses and impairments, net investment spread and net investment income; the impact of events that adversely affect issuers, guarantors or collateral relating to our investments or our derivatives counterparties, on impairments, valuation allowances, reserves, net investment income and changes in unrealized gain or loss positions; the impact of changes in regulation and in supervisory and enforcement policies on our insurance business or other operations; the potential material negative tax impact of potential future tax legislation that could make some of our products less attractive to consumers; the effectiveness of our policies and procedures in managing risk; the loss or disclosure of confidential information, damage to our reputation and impairment of our ability to conduct business effectively as a result of any failure in cyber- or other information security systems; whether all or any portion of the tax consequences of our separation from MetLife, Inc. ("MetLife") are not as expected, leading to material additional taxes or material adverse consequences to tax attributes that impact us; the uncertainty of the outcome of any disputes with MetLife over tax-related or other matters and agreements or disagreements regarding MetLife’s or our obligations under our other agreements; and other factors described from time to time in documents that we file with the U.S. Securities and Exchange Commission (the “SEC”).

For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements included and the risks, uncertainties and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2020, particularly in the sections entitled “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk,” as well as in our other subsequent filings with the SEC. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

Financial Supplement	A-2

Non-GAAP and Other Financial Disclosures

Our definitions of the non-GAAP and other financial measures may differ from those used by other companies.

Non-GAAP Financial Disclosures

We present certain measures of our performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures highlight our results of operations and the underlying profitability drivers of our business, as well as enhance the understanding of our performance by the investor community.

The following non-GAAP financial measures, previously referred to as operating measures, should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Most directly comparable GAAP financial measures:
(i)	adjusted earnings	(i)	net income (loss) available to shareholders (1)
(ii)	adjusted earnings, less notable items	(ii)	net income (loss) available to shareholders (1)
(iii)	adjusted revenues	(iii)	revenues
(iv)	adjusted expenses	(iv)	expenses
(v)	adjusted earnings per common share	(v)	earnings per common share, diluted (1)
(vi)	adjusted earnings per common share, less notable items	(vi)	earnings per common share, diluted (1)
(vii)	adjusted return on common equity	(vii)	return on common equity (2)
(viii)	adjusted return on common equity, less notable items	(viii)	return on common equity (2)
(ix)	adjusted net investment income	(ix)	net investment income
__________________
(1) Brighthouse uses net income (loss) available to shareholders to refer to net income (loss) available to Brighthouse Financial, Inc.’s common shareholders, and earnings per common share, diluted to refer to net income (loss) available to shareholders per common share.

(2) Brighthouse uses return on common equity to refer to return on Brighthouse Financial, Inc.’s common stockholders' equity.

Reconciliations to the most directly comparable historical GAAP measures are included for those measures which are presented herein. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable efforts to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income (loss) available to shareholders.

Adjusted Earnings, Adjusted Revenues and Adjusted Expenses

Adjusted earnings is a financial measure used by management to evaluate performance, allocate resources and facilitate comparisons to industry results. This financial measure, which may be positive or negative, focuses on our primary businesses principally by excluding the impact of market volatility, which could distort trends.

Adjusted earnings reflects adjusted revenues less (i) adjusted expenses, (ii) provision for income tax expense (benefit), (iii) net income (loss) attributable to noncontrolling interests and (iv) preferred stock dividends. Provided below are the adjustments to GAAP revenues and GAAP expenses used to calculate adjusted revenues and adjusted expenses, respectively.

Financial Supplement	A-3

Non-GAAP and Other Financial Disclosures (Cont.)

The following are significant items excluded from total revenues in calculating the adjusted revenues component of adjusted earnings:

•Net investment gains (losses);

•Net derivative gains (losses) except earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment Hedge Adjustments”); and

•Certain variable annuity GMIB fees (“GMIB Fees”).

The following are significant items excluded from total expenses in calculating the adjusted expenses component of adjusted earnings:

•Amounts associated with benefits related to GMIBs (“GMIB Costs”);

•Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and market value adjustments associated with surrenders or terminations of contracts (“Market Value Adjustments”); and

•Amortization of DAC and VOBA related to (i) net investment gains (losses), (ii) net derivative gains (losses), (iii) GMIB Fees and GMIB Costs and (iv) Market Value Adjustments.

The tax impact of the adjustments discussed above is calculated net of the statutory tax rate, which could differ from our effective tax rate.

Consistent with GAAP guidance for segment reporting, adjusted earnings is also our GAAP measure of segment performance.

Adjusted Earnings per Common Share and Adjusted Return on Common Equity

Adjusted earnings per common share and adjusted return on common equity are measures used by management to evaluate the execution of our business strategy and align such strategy with our shareholders’ interests.

Adjusted earnings per common share is defined as adjusted earnings for the period divided by the weighted average number of fully diluted shares of common stock outstanding for the period. The weighted average common shares outstanding used to calculate adjusted earnings per share will differ from such shares used to calculate diluted net income (loss) available to shareholders per common share when the inclusion of dilutive shares has an anti-dilutive effect for one calculation but not for the other.

Adjusted return on common equity is defined as total annual adjusted earnings on a four quarter trailing basis, divided by the simple average of the most recent five quarters of total Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI.

Adjusted Net Investment Income

We present adjusted net investment income to measure our performance for management purposes, and we believe it enhances the understanding of our investment portfolio results. Adjusted net investment income represents net investment income, including Investment Hedge Adjustments.

Financial Supplement	A-4

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures

Corporate Expenses

Corporate expenses includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.

Notable items

Certain of the non-GAAP measures described above may be presented further adjusted to exclude notable items. Notable items reflect the impact on our results of certain unanticipated items and events, as well as certain items and events that were anticipated, such as establishment costs. The presentation of notable items and non-GAAP measures, less notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Book Value per Common Share and Book Value per Common Share, excluding AOCI

Brighthouse uses the term “book value” to refer to “Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI.” Book value per common share is defined as ending Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI, divided by ending common shares outstanding. Book value per common share, excluding AOCI, is defined as ending Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI, divided by ending common shares outstanding.

CTE95

CTE95 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst five percent of a set of capital market scenarios over the life of the contracts.

CTE98

CTE98 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst two percent of a set of capital market scenarios over the life of the contracts.

Holding Company Liquid Assets

Holding company liquid assets include liquid assets in Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC. Liquid assets are comprised of cash and cash equivalents, short-term investments and publicly-traded securities, excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include assets held in trust.

Total Adjusted Capital

Total adjusted capital primarily consists of statutory capital and surplus, as well as the statutory asset valuation reserve. When referred to as “combined,” represents that of our insurance subsidiaries as a whole.

Financial Supplement	A-5

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures (cont.)

Sales

Life insurance sales consist of 100 percent of annualized new premium for term life, first-year paid premium for whole life, universal life, and variable universal life, and total paid premium for indexed universal life. We exclude company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life.

Annuity sales consist of 100 percent of direct statutory premiums, except for fixed index annuity sales distributed through MassMutual that consist of 90 percent of gross sales. Annuity sales exclude certain internal exchanges. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

Net Investment Income Yield

Similar to adjusted net investment income, we present net investment income yields as a performance measure we believe enhances the understanding of our investment portfolio results. Net investment income yields are calculated on adjusted net investment income as a percent of average quarterly asset carrying values. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties. Investment fee and expense yields are calculated as investment fees and expenses as a percent of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

Normalized Statutory Earnings (Loss)

Normalized statutory earnings (loss) is used by management to measure our insurance companies’ ability to pay future distributions and is reflective of whether our hedging program functions as intended. Normalized statutory earnings (loss) is calculated as statutory pre-tax net gain from operations adjusted for the favorable or unfavorable impacts of (i) net realized capital gains (losses), (ii) the change in total asset requirement at CTE95, net of the change in our variable annuity reserves, and (iii) unrealized gains (losses) associated with our variable annuities risk management strategy. Normalized statutory earnings (loss) may be further adjusted for certain unanticipated items that impacted our results in order to help management and investors better understand, evaluate and forecast those results.

Risk-Based Capital Ratio

The risk-based capital ratio is a method of measuring an insurance company’s capital, taking into consideration its relative size and risk profile, in order to ensure compliance with minimum regulatory capital requirements set by the National Association of Insurance Commissioners. When referred to as “combined,” represents that of our insurance subsidiaries as a whole. The reporting of our combined risk-based capital ratio is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.

Financial Supplement	A-6

Acronyms

AOCI	Accumulated other comprehensive income (loss)
CTE	Conditional tail expectations
DAC	Deferred policy acquisition costs
FHLB	Federal Home Loan Bank
GAAP	Accounting principles generally accepted in the United States of America
GMAB	Guaranteed minimum accumulation benefits
GMDB	Guaranteed minimum death benefits
GMIB	Guaranteed minimum income benefits
GMWB	Guaranteed minimum withdrawal benefits
LIMRA	Life Insurance Marketing and Research Association
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
RBC	Risk-based capital
TAC	Total adjusted capital
ULSG	Universal life insurance with secondary guarantees
VA	Variable annuity
VOBA	Value of business acquired

Financial Supplement	A-7

Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share and Adjusted Earnings, Less Notable Items per Common Share (Unaudited, in millions except per share data)

	For the Three Months Ended
ADJUSTED EARNINGS, LESS NOTABLE ITEMS	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Net income (loss) available to shareholders	$361	$10	$(610)	$(1,045)	$(3,012)
Less: Net investment gains (losses)	(16)	(34)	14	326	5
Less: Net derivative gains (losses), excluding investment hedge adjustments	50	(689)	(1,509)	(2,415)	(1,862)
Less: GMIB Fees and GMIB Costs	(83)	75	122	236	(957)
Less: Amortization of DAC and VOBA	(64)	128	84	280	(86)
Less: Market value adjustments and other	2	(19)	31	11	(41)
Less: Provision for income tax (expense) benefit on reconciling adjustments	22	114	263	328	618
Adjusted earnings	450	435	385	189	(689)
Less: Notable items	(64)	(23)	(43)	(83)	(1,077)
Adjusted earnings, less notable items	$514	$458	$428	$272	$388

ADJUSTED EARNINGS, LESS NOTABLE ITEMS PER COMMON SHARE (1), (2)
Net income (loss) available to shareholders per common share	$4.34	$0.11	$(6.96)	$(11.69)	$(32.49)
Less: Net investment gains (losses)	(0.19)	(0.40)	0.16	3.65	0.05
Less: Net derivative gains (losses), excluding investment hedge adjustments	0.60	(8.01)	(17.23)	(27.03)	(20.09)
Less: GMIB Fees and GMIB Costs	(1.00)	0.87	1.39	2.64	(10.32)
Less: Amortization of DAC and VOBA	(0.77)	1.49	0.96	3.13	(0.93)
Less: Market value adjustments and other	0.02	(0.22)	0.35	0.12	(0.44)
Less: Provision for income tax (expense) benefit on reconciling adjustments	0.26	1.32	3.00	3.67	6.67
Less: Impact of inclusion of dilutive shares	—	—	0.03	0.02	—
Adjusted earnings per common share	5.41	5.05	4.36	2.10	(7.43)
Less: Notable items	(0.77)	(0.27)	(0.49)	(0.92)	(11.62)
Adjusted earnings, less notable items per common share	$6.17	$5.32	$4.86	$3.03	$4.19

(1) See definitions for Non-GAAP and Other Financial Disclosures in this Appendix.
(2) Per share calculations are on a diluted basis and may not recalculate or foot due to rounding. For loss periods, dilutive shares were not included in the calculation as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	A-8

Reconciliation of Return on Common Equity to Adjusted Return on Common Equity (Unaudited, dollars in millions)

	Four Quarters Cumulative Trailing Basis
ADJUSTED EARNINGS	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Net income (loss) available to shareholders	$(1,284)	$(4,657)	$(6,665)	$(1,105)	$(1,137)
Less: Net investment gains (losses)	290	311	311	278	(15)
Less: Net derivative gains (losses), excluding investment hedge adjustments	(4,563)	(6,475)	(8,443)	(36)	482
Less: GMIB Fees and GMIB Costs	350	(524)	(724)	(1,012)	(1,214)
Less: Amortization of DAC and VOBA	428	406	527	(228)	(415)
Less: Market value adjustments and other	25	(18)	25	(49)	(43)
Less: Provision for income tax (expense) benefit on reconciling adjustments	727	1,323	1,743	220	253
Adjusted earnings	$1,459	$320	$(104)	$(278)	$(185)
	Five Quarters Average Stockholders' Equity Basis
BRIGHTHOUSE FINANCIAL, INC.’S COMMON STOCKHOLDERS’ EQUITY, EXCLUDING AOCI	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Brighthouse Financial, Inc.’s stockholders’ equity	$16,690	$17,666	$18,518	$18,749	$18,683
Less: Preferred stock, net	1,248	1,137	947	758	568
Brighthouse Financial, Inc.’s common stockholders’ equity	15,442	16,529	17,571	17,991	18,115
Less: AOCI	4,674	4,809	4,420	4,390	3,960
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$10,768	$11,720	$13,151	$13,601	$14,155
	Five Quarters Average Common Stockholders' Equity Basis
ADJUSTED RETURN ON COMMON EQUITY	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Return on common equity	(8.3)%	(28.2)%	(37.9)%	(6.1)%	(6.3)%
Return on AOCI	(27.5)%	(96.8)%	(150.8)%	(25.2)%	(28.7)%
Return on common equity, excluding AOCI	(11.9)%	(39.7)%	(50.7)%	(8.1)%	(8.0)%
Less: Return on net investment gains (losses)	2.7%	2.7%	2.4%	2.1%	(0.1)%
Less: Return on net derivative gains (losses), excluding investment hedge adjustments	(42.4)%	(55.2)%	(64.2)%	(0.3)%	3.4%
Less: Return on GMIB Fees and GMIB Costs	3.3%	(4.5)%	(5.5)%	(7.4)%	(8.6)%
Less: Return on amortization of DAC and VOBA	4.0%	3.5%	4.0%	(1.7)%	(2.9)%
Less: Return on market value adjustments and other	0.2%	(0.2)%	0.1%	(0.4)%	(0.3)%
Less: Return on provision for income tax (expense) benefit on reconciling adjustments	6.8%	11.3%	13.3%	1.6%	1.8%
Adjusted return on common equity	13.5%	2.7%	(0.8)%	(2.0)%	(1.3)%

Financial Supplement	A-9

Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	September 30, 2021	September 30, 2020
Total revenues	$2,512	$1,676	$938	$131	$309	$5,126	$8,372
Less: Net investment gains (losses)	(16)	(34)	14	326	5	(36)	(48)
Less: Net derivative gains (losses)	56	(684)	(1,504)	(2,410)	(1,857)	(2,132)	2,392
Less: GMIB Fees	62	63	62	63	68	187	196
Less: Investment hedge adjustments	(6)	(5)	(5)	(5)	(5)	(16)	(13)
Less: Other	(1)	(2)	—	11	(1)	(3)	—
Total adjusted revenues	$2,417	$2,338	$2,371	$2,146	$2,099	$7,126	$5,845

Total expenses	$2,022	$1,655	$1,706	$1,437	$4,152	$5,383	$8,485
Less: Amortization of DAC and VOBA	64	(128)	(84)	(280)	86	(148)	508
Less: GMIB Costs	145	(12)	(60)	(173)	1,025	73	1,444
Less: Other	(3)	17	(31)	—	40	(17)	60
Total adjusted expenses	$1,816	$1,778	$1,881	$1,890	$3,001	$5,475	$6,473

Financial Supplement	A-10

Investment Reconciliation Details (Unaudited, dollars in millions)

	For the Three Months Ended					For the Nine Months Ended
NET INVESTMENT GAINS (LOSSES)	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	September 30, 2021	September 30, 2020
Investment portfolio gains (losses)	$(12)	$(28)	$16	$329	$2	$(24)	$(9)
Investment portfolio writedowns	(4)	(6)	(2)	(3)	3	(12)	(39)
Net investment gains (losses)	$(16)	$(34)	$14	$326	$5	$(36)	$(48)

	For the Three Months Ended
NET INVESTMENT INCOME YIELD	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Investment income yield (1)	5.29%	5.21%	5.25%	4.70%	4.56%
Investment fees and expenses (2)	(0.13)%	(0.13)%	(0.13)%	(0.14)%	(0.14)%
Net investment income yield	5.16%	5.08%	5.12%	4.56%	4.42%

(1) Yields are calculated on investment income as a percent of average quarterly asset carrying values. Investment income includes investment hedge adjustments, excludes realized gains and losses and reflects the GAAP adjustments described beginning on page A-2 of this Appendix. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

(2) Investment fee and expense yields are calculated as investment fees and expenses as a percent of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.